SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934





               Date of Report:  December 8, 1997
      (Date of earliest event reported)  November 26, 1997





                        THE BEARD COMPANY
     (Exact name of registrant as specified in its charter)




       Oklahoma                  1-12396             73-0970298
(State or other juris-          (Commission         (IRS Employer
diction of incorporation)       File Number)       Identification)




                   Enterprise Plaza, Suite 320
                      5600 North May Avenue
                 Oklahoma City, Oklahoma   73112
            (Address of Principal Executive Offices)




                         (405)842-2333
                 Registrant's telephone number,
                      including area code
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Item 5.      Other Events.

On November 26, 1997 the Company filed a Certificate of Merger with the Oklahoma Secretary of State to effectuate the reincorporation of the Company. The reincorporation was accomplished by merging the Company with and into The New Beard Company ("NBC"), a newly formed, wholly-owned Oklahoma subsidiary of the Company for the sole purpose of including certain restrictions on the transfer of the Company's common stock in the Certificate of Incorporation of NBC to prevent the loss of certain net operating loss carryforwards. Immediately after the merger, NBC was renamed "The Beard Company" and now conducts business as the successor company.

The merger, pursuant to an Agreement and Plan of Merger, was approved by the stockholders of the Company at a meeting held October 10, 1997.


Item 7.     Financial Statements and Exhibits.

      (c)  Exhibits

The following exhibits are filed herewith:

      Exhibit No.                      Description
      -----------                      -----------

           2 Agreement and Plan of Merger dated September 16, 1997, by and between The Beard Company and The New Beard Company, both Oklahoma corporations. (This Exhibit has been previously filed as Exhibit B to Registrant's 1996 Annual Proxy Statement filed on September 12, 1997, and same is incorporated herein by reference.)

          2.1 Certificate of Merger as filed with the Oklahoma Secretary of State on November 26, 1997

          3 Certificate of Incorporation of The New Beard Company. (This Exhibit has been previously filed as Exhibit C to Registrant's 1996 Annual Proxy Statement filed on September 12, 1997, and same is incorporated herein by reference.)

          21                     1996  Annual  Proxy  Statement  filed   on
                                 September 12, 1997 is herein incorporated by reference.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE BEARD COMPANY

                                HERB MEE, JR.
                                Herb Mee, Jr.
                                 President

Dated:  December 8, 1997

                              EXHIBIT INDEX

Exhibit   Description                  Method of Filing
-------   -----------                  ----------------
2         Agreement and Plan of Merger Incorporated  herein by reference

2.1       Certificate of Merger        Filed herewith electronically.

3         Articles of Incorporation    Incorporated herein by  reference

21        Notice of Annual Meeting     Incorporated herein by reference
          and 1996 Proxy Statement

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